Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

JUDGE:	Honorable Brenda T. Rhoades

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	November 30	2019
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER
PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
(ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND,
TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.
DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL
INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Jennifer J. Kosharek		Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Jennifer J. Kosharek		12/20/2019
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Jennifer J. Kosharek		Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Jennifer J. Kosharek		12/20/2019
PRINTED NAME OF PREPARER		DATE

Monthly Operating Report
ACCRUAL BASIS-1
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

COMPARATIVE BALANCE SHEET
		SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$9,769,668	$9,565,361
2.	RESTRICTED CASH	$-	$-	$-	$-
3.	TOTAL CASH	$9,769,668	$9,565,361	$-	$-
4.	ACCOUNTS RECEIVABLE (NET)	$5,616,444	$4,270,444
5.	INVENTORY	$13,714,792	$13,503,589
6.	NOTES RECEIVABLE	$-	$-	$-	$-
7.	PREPAID EXPENSES	$2,075,993	$1,971,200
8.	OTHER (ATTACH LIST)	$-	$-	$-	$-
9.	TOTAL CURRENT ASSETS	$31,176,897	$29,310,594	$-	$-
10.	PROPERTY, PLANT & EQUIPMENT	$5,149,385	$11,909,274
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(6,815,209)
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,149,385	$5,094,064	$-	$-
13.	DUE FROM INSIDERS	$-	$-	$-	$-
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$-	$-	$-	$-
15.	OTHER (ATTACH LIST)	$1,457,176	$1,438,411
16.	TOTAL ASSETS	$37,783,458	$35,843,070	$-	$-
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$68,036
18.	TAXES PAYABLE		$7,131
19.	NOTES PAYABLE		$-
20.	PROFESSIONAL FEES		$369,096
21.	SECURED DEBT		$-	$-	$-
22.	OTHER (ATTACH LIST)		$559,952
23.	TOTAL POSTPETITION LIABILITIES		$1,004,215	$-	$-
PREPETITION LIABILITIES
24.	SECURED DEBT	$10,118,505	$10,168,789
25.	PRIORITY DEBT	$1,751,288	$900,091
26.	UNSECURED DEBT	$9,286,640	$9,324,051
27.	OTHER (ATTACH LIST)	$-	$-
28.	TOTAL PREPETITION LIABILITIES	$21,156,433	$20,392,931	$-	$-
29.	TOTAL LIABILITIES	$21,156,433	$21,397,146	$-	$-
EQUITY
30.	PREPETITION OWNERS' EQUITY	$96,444,483	$16,627,024	$14,445,924	$14,445,924
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)	$(79,817,458)	$(2,181,101)	$-	$-
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)	$-	$-	$-	$-
33.	TOTAL EQUITY	$16,627,024	$14,445,924	$14,445,924	$14,445,924
34.	TOTAL LIABILITIES & OWNERS' EQUITY	$37,783,458	$35,843,070	$14,445,924	$14,445,924

Page 1a - Other LT Asset Detail

GL Account Name	GL Acct #	Description	Notes	Nov. 12, 2019	Nov. 30, 2019
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$1,418,198	$1,418,198
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$415,559	$415,559
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(303,977)	$(318,968)
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(72,604)	$(76,377)
				$1,457,176	$1,438,411

Page 1b - Other Post-Pettn Liab

		(CR) / DR	(CR) / DR		(CR) / DR	(CR) / DR
		Balance	Balance		POST - Petition Portion Only	Pre-Petition Still Existing at
GL Account Name	Notes	Nov. 12, 2019	Nov. 30, 2019	GL Acct #	Nov. 30, 2019	Nov. 30, 2019
Manual AP Accrual	Post petition amount per GL reconciliation. Services incurred not yet invoiced.	(583,870)	(1,180,121)	20106	(596,251)
Received, Not Invoiced		(228,712)	(228,712)	20110
Accrued Warranty	No update to accrual post petition. No new trials/perms.	(282,084)	(282,084)	20250
Other Accrued Expenses		1,651	5,949	20251
Deferred Lease Payments	GAAP Straight Line Rent Expense Calculation. Difference in actual rent pymt and straight line amortization (also see ROU accts)	(16,281)	(16,468)	20602	(187)
Operating Lease Liability- Noncurrent	ASC 842 Right of Use Operating Leases Liability. Note this liability was booked when 842 implemented (along with the asset) and is decreased every month (along with the asset which gets amortized) as we progress through the leases	(1,833,972)	(1,810,178)	20610
TOTAL OTHER LIABILITIES		(2,943,269)	(3,511,614)

Accrued Salaries & Wages	Accrual all post petition (1 week of salary and 2 weeks of hourly unpaid at 11/30). Last pay day in month was Nov. 22.	(116,947)	(284,422)	20210	(284,422)	-
Accrued PTO	Immaterial accrual 11/13-11/30	(731,384)	(720,525)	20211		(720,525)
Accrued Commissions	All paid on 11/22	(657,527)	-	20215		-
Accrued Medical	All paid / remitted	-	-	20225		-
Accrued H.S.A & Flex Benefits	All paid / remitted	(5,420)	(0)	20230		-
Accrued FSA	Unable to separate pre/post	(19,282)	(17,465)	20231		(17,465)
Accrued Vision	All paid / remitted	-	-	20232		-
Accrued 401K	All paid / remitted	(36,184)	(112)	20235		-
Accrued Other Payroll	Post-petition amount per GL reconciliation for expense reports not yet paid. Pre-petition amount per GL reconciliation for claims over cap.	(150,676)	(227,172)	20240	(48,188)	(178,984)
Accrued Payroll Taxes	Accrual all post petition (1 week of salary and 2 weeks of hourly unpaid at 11/30). Last pay day in month was Nov. 22.	(8,884)	(21,758)	20245		-
Accrued Sales Tax	The debit balance at 11/30/19 is primarily caused by a $29K refund due from the state of Ohio for corrections made in Sept. between customer billings and our remittance to the state. We have requested a refund check but it will take ~ 6 months due to backlog. This account is fully related to pre-petition as we have no post-petition trials/perms generating sales tax (revisions are immaterial).	(1,173)	16,882	20255	-	16,882
Accrued Use Tax		(8,715)	(8,715)	20260		-
Accrued State Taxes		(15,095)	(15,095)	20405		-
TOTAL PRIORITY LIABILITIES		(1,751,288)	(1,278,382)			(900,091)

TOTAL TRADE A/P		(6,343,371)	(6,438,361)

TOTAL THIS TAB		(11,037,928)	(11,228,358)
TOTAL PER PAGE 1 TAB (Liabilities w/o Secured Debt)		(11,037,928)	(11,228,358)

					(929,048)
	Professional Fees Separately Disclosed				(369,096)
Total Post Petition Liabilities (Other)					(559,952)

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

INCOME STATEMENT		NOVEMBER 13-30	MONTH	MONTH	MONTH
REVENUES
1.	GROSS REVENUES	$191,673
2.	LESS: RETURNS & DISCOUNTS	$188,618
3.	NET REVENUE	$3,055	$-	$-	$-
COST OF GOODS SOLD
4.	MATERIAL	$211,203
5.	DIRECT LABOR	$-	$-	$-	$-
6.	DIRECT OVERHEAD	$-	$-	$-	$-
7.	TOTAL COST OF GOODS SOLD	$211,203	$-	$-	$-
8.	GROSS PROFIT (LOSS)	$(208,148)	$-	$-	$-
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$89,159
10.	SELLING & MARKETING	$293,728
11.	GENERAL & ADMINISTRATIVE	$1,051,830
12.	RENT & LEASE	$43,580
13.	OTHER (ATTACH LIST)	$-	$-	$-	$-
14.	TOTAL OPERATING EXPENSES	$1,478,297	$-	$-	$-
15.	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$(1,686,444)	$-	$-	$-
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(2,258)
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$-	$-	$-	$-
18.	INTEREST EXPENSE	$72,498
19.	DEPRECIATION / DEPLETION	$55,320
20.	AMORTIZATION	$-	$-	$-	$-
21.	OTHER (ATTACH LIST)	$-	$-	$-	$-
22.	NET OTHER (INCOME) & EXPENSES	$125,560	$-	$-	$-
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$369,096
24.	U.S. TRUSTEE FEES	$-
25.	OTHER (ATTACH LIST)	$-
26.	TOTAL REORGANIZATION EXPENSES	$369,096	$-	$-	$-
27.	INCOME TAX	$-
28.	NET PROFIT (LOSS)	$(2,181,101)	$-	$-	$-

Page 2a - Other Non-Op Inc Detl

GL Account Name	GL Acct #	Nov. 13-30, 2019	Description
Other Income/Expense	80120	$(2,258)	SVB bank account revenue share

Monthly Operating Report
ACCRUAL BASIS-3
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

CASH RECEIPTS AND DISBURSEMENTS		NOVEMBER 13-30	MONTH	MONTH	QUARTER
1.	CASH - BEGINNING OF MONTH	$9,769,668	$9,565,361	$9,565,361
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$-			$-
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,351,696			$1,351,696
4.	POSTPETITION	$-			$-
5.	TOTAL OPERATING RECEIPTS	$1,351,696	$-	$-	$1,351,696
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$-			$-
7.	SALE OF ASSETS	$-			$-
8.	OTHER (ATTACH LIST)	$22,334			$22,334
9.	TOTAL NON-OPERATING RECEIPTS	$22,334	$-	$-	$22,334
10.	TOTAL RECEIPTS	$1,374,030	$-	$-	$1,374,030
11.	TOTAL CASH AVAILABLE	$11,143,698	$9,565,361	$9,565,361
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$1,086,763			$1,086,763
13.	PAYROLL TAXES PAID	$40,237			$40,237
14.	SALES, USE & OTHER TAXES PAID	$18,537			$18,537
15.	SECURED / RENTAL / LEASES	$-			$-
16.	UTILITIES	$-			$-
17.	INSURANCE	$207,471			$207,471
18.	INVENTORY PURCHASES	$-			$-
19.	VEHICLE EXPENSES	$-			$-
20.	TRAVEL	$-			$-
21.	ENTERTAINMENT	$-			$-
22.	REPAIRS & MAINTENANCE	$-			$-
23.	SUPPLIES	$-			$-
24.	ADVERTISING	$-			$-
25.	OTHER (ATTACH LIST)	$225,330			$225,330
26.	TOTAL OPERATING DISBURSEMENTS	$1,578,337	$-	$-	$1,578,337
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$-			$-
28.	U.S. TRUSTEE FEES	$-			$-
29.	OTHER (ATTACH LIST)	$-			$-
30.	TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
31.	TOTAL DISBURSEMENTS	$1,578,337	$-	$-	$1,578,337
32.	NET CASH FLOW	$(204,307)	$-	$-	$(204,307)
33.	CASH - END OF MONTH	$9,565,361	$9,565,361	$9,565,361

Page 3a - Other Detail

NON-OPERATING RECEIPTS
1,959	Non-Op Receipts - Interest on Asset Management Account Total
12,249	Non-Op Receipts Other - Corporate Insurance Refund (over-payment) Total
504	Non-Op Receipts Other - Payroll-related: Return of Rejected Child Support Payment Total
83	Non-Op Receipts Other - Stock related: RSU vest Total
7,538	Non-Op Receipts Other - Payroll-related: Monthly Wageworks reimbursement (HSA, FSA, HRA, COBRA) Total

22,334	8. OTHER

OPERATING DISBURSEMENTS
(825)	Op Disbursement - Other - Management Fee on Investment Acct Total
(180)	Op Disbursement - Other - Payroll-related: H.S.A. Funds Total
(8,039)	Op Disbursement - Other - Rejection of NeuroNexus Customer Payment Erroneously sent to Nuvectra Total
(106,822)	Op Disbursement - Other Vendors Total
(1,201)	Op Disbursement - Other - Bank Fee
(108,263)	Op Disbursement - Other - Payroll-related: H.S.A. Funds

225,330	25. OTHER

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	MONTH	MONTH
1.	0-30	$5,148,863	$3,431,923
2.	31-60	$251,608	$511,331
3.	61-90	$76,541	$158,661
4.	91+	$717,900	$746,997
5.	TOTAL ACCOUNTS RECEIVABLE	$6,194,913	$4,848,912	$-	$-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$(578,468)	$(578,468)
7.	ACCOUNTS RECEIVABLE (NET)	$5,616,444	$4,270,444	$-	$-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	November 30 2019

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$21,758	$-	$-	$-	$21,758
2.	STATE	$(14,628)	$-	$-	$-	$(14,628)
3.	LOCAL	$-	$-	$-	$-	$-
4.	OTHER (ATTACH LIST)	$-	$-	$-	$-	$-
5.	TOTAL TAXES PAYABLE	$7,131	$-	$-	$-	$7,131

6.	ACCOUNTS PAYABLE	$68,036	$0	$0	$0	$68,036

STATUS OF POSTPETITION TAXES				MONTH:	November 30 2019

				AMOUNT
			BEGINNING	WITHHELD		ENDING
			TAX	AND/OR	AMOUNT	TAX
FEDERAL			LIABILITY	ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	Payroll	$45,922	$-	$45,922.36	$-
2.	FICA-EMPLOYEE	Payroll	$17,544	$-	$17,544.15	$-
3.	FICA-EMPLOYER	Payroll	$16,348	$21,758	$16,347.98	$21,758
4.	UNEMPLOYMENT	Payroll	$-	$-	$-	$-
5.	INCOME		$-	$-	$-	$-
6.	OTHER (ATTACH LIST)		$-	$-	$-	$-
7.	TOTAL FEDERAL TAXES		$79,814	$21,758	$79,814	$21,758
STATE AND LOCAL
8.	WITHHOLDING	Payroll	$9,288	$-	$9,288.10	$-
9.	SALES		$9,888	$-	$18,055	$(8,167)
10.	EXCISE		$-	$-	$-	$-
11.	UNEMPLOYMENT	Payroll	$-	$-	$-	$-
12.	REAL PROPERTY		$(9,690)	$3,230	$-	$(6,460)
13.	PERSONAL PROPERTY		$-	$-	$-	$-
14.	OTHER (ATTACH LIST)		$-	$-	$-	$-
15.	TOTAL STATE & LOCAL		$9,485	$3,230	$27,343	$(14,628)
16.	TOTAL TAXES		$89,300	$24,988	$107,158	$7,131

Monthly Operating Report
ACCRUAL BASIS-5
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

			MONTH:	November 30 2019
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A.	BANK:	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank
B.	ACCOUNT NUMBER:	0826	2403	0906	TOTAL
C.	PURPOSE (TYPE):	Analysis Checking	Sweep Investment	Analysis Checking Lockbox
1.	BALANCE PER BANK STATEMENT	$98,472	$6,791,995	$-	$6,890,468
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-	$201,896	$-	$201,896
3.	SUBTRACT: OUTSTANDING CHECKS	$102,346	$-	$-	$102,346
4.	OTHER RECONCILING ITEMS	$-	$-	$-	$-
5.	MONTH END BALANCE PER BOOKS	$(3,874)	$6,993,891	$-	$6,990,017
6.	NUMBER OF LAST CHECK WRITTEN	7280	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	Silicon Valley Bank Asset Mgmnt x1350	N/A	N/A	N/A	$2,575,343
8.
9.
10.
11.	TOTAL INVESTMENTS				$2,575,343

CASH

12.	CURRENCY ON HAND				$-

13.	TOTAL CASH - END OF MONTH				$9,565,361

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME:		Nuvectra Corporation

CASE NUMBER:		19-43090

				MONTH:	November 13-30 2019

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Fred Parks	Payroll	$16,146	$16,146
2.	Jennifer Kosharek	Payroll	$10,889	$10,889
3.	Ben Tranchina	Payroll	$9,799	$9,799
4.	Bonnie Schmidt	Payroll	$7,626	$7,626
5.	N/A	N/A	$-	$-
6.	TOTAL PAYMENTS TO INSIDERS		$44,461	$44,461

PROFESSIONALS
		DATE OF
		COURT ORDER				TOTAL
		AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Norton Rose Fulbright LLP	N/A	$-	$-	$-	$122,581
2.	Dorsey & Whitney LLP	N/A	$-	$-	$-	$95,515
3.	Alvarez & Marsal LLC	N/A	$-	$-	$-	$101,000
4.	Stout	N/A	$-	$-	$-	$-
5.	KCC	N/A	$-	$-	$-	$50,000
6.	Lenders (SVB & Oxford)	N/A	$-	$-	$-	$-
7.	Unsecured Creditors Committee	N/A	$-	$-	$-	$-
8.	TOTAL PAYMENTS TO PROFESSIONALS			$-	$-	$369,096

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Silicon Valley Bank	$-	$-	$-
2.	Oxford Finance	$-	$-	$-
3.	Integer (Plano office lease - rent only)	$44,082	$44,082	$-
4.	EOS Development LLC (Broomfield office lease - rent only)	$36,965	$-	$36,965
5.	N/A	$-	$-	$-
6.	TOTAL	$81,047	$44,082	$36,965

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

MONTH:	November 30 2019

QUESTIONNAIRE

YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT	X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?	X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES	X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS	X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. - The following payments on pre-pretition liabilities have been made this reporting period (from Nov. 13-30): employee contributions to 401(k) and employer match related to the Nov. 8 payroll; HSA funding related to the Nov. 8 payroll; the Nov. 22 pay day included pre-petition payroll (wages, taxes, etc.); see #11 for other taxes paid; Ch #7278 to LINA for Nov. life insurance, STD and LTD; 7 pre-petition checks cleared the bank on Nov. 13 before the bank could block the account

11. - The following pre-pretition taxes have been paid from Nov. 13-30: payroll-related taxes; Oct. sales & use tax.

INSURANCE
YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER	X
NECESSARY INSURANCE COVERAGES IN EFFECT?
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF	PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
N/A	N/A	N/A	N/A	N/A	N/A